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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  June 30, 2000




                        FLEETBOSTON FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)




Rhode Island                                    1-6366                      05-0341324
(State or other jurisdiction                    (Commission                 (IRS Employer
of incorporation)                               File Number)                Identification No.)
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One Federal Street, Boston, Massachusetts                    02110
(Address of principal executive offices)                  (Zip Code)



Registrant's telephone number, including area code:  (617) 346-4000



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Item 5.  Other Events.

On June 30, 2000, FleetBoston Financial Corporation (the "Corporation") completed the public offering of 12,000,000 8.80% Trust Originated Preferred
Securities(SM) ("TOPrS(SM)" or the "Preferred Securities") of Fleet Capital
Trust VI, a subsidiary trust of the Corporation (the "Trust"), at $25 per Preferred Security. Each Preferred Security will pay cumulative cash distributions at an annual rate of 8.80% of the liquidation amount of $25 per Preferred Security, payable quarterly commencing September 30, 2000. The
Preferred Securities are fully and unconditionally guaranteed by the Corporation. In connection with the issuance of the Preferred Securities, the Corporation issued $309,279,000 aggregate principal amount of its 8.80% Junior
Subordinated Deferrable Interest Debentures due 2030 (the "Debentures") to the
Trust. The Preferred Securities and the Debentures were issued pursuant to the shelf registration statement on Form S-3 (Registration Statement No. 333-36444) of the Corporation, the Trust and certain other subsidiary trusts of the Corporation.

SM -- "Trust Originated Preferred Securities" and "TOPrS" are service marks of
Merrill Lynch & Co., Inc.

Item 7.  Financial Statements and Exhibits.

(c)  Exhibits.

1         Purchase Agreement, dated June 21, 2000, among the Corporation, the
          Trust, and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith
          Incorporated, Fleet Securities, Inc., Morgan Stanley & Co.
          Incorporated, Prudential Securities Incorporated, Salomon Smith Barney
          Inc. and Tucker Anthony Incorporated, as representatives of the several Underwriters named therein.

4(a) Amended and Restated Declaration of Trust of the Trust, dated as of June 30, 2000, among the Corporation, as sponsor, the Trustees named therein and the holders, from time to time, of undivided beneficial interests in the Trust.

4(b) Indenture, dated as of June 30, 2000, between the Corporation and the Bank of New York, as Trustee.

4(c)      First Supplemental Indenture, dated as of June 30, 2000, between the
          Corporation and the Bank of New York, as Trustee.

4(d)      Form of Preferred Security (included in Exhibit 4(a)).


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4(e)      Form of Junior Subordinated Debenture (included in Exhibit 4(c)).

4(f) Preferred Securities Guarantee Agreement, dated as of June 30, 2000, between the Corporation and The Bank of New York, as Trustee.


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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    FLEETBOSTON FINANCIAL CORPORATION


Dated: July 7, 2000                 By /s/ GARY A. SPIESS
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                                       Gary A. Spiess
                                       Senior Vice President and Senior Deputy
                                       General Counsel, Assistant Secretary